UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 29, 2014

Wells Real Estate Fund XIII, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-49633	58-2438244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of Two Park Center

On May 29, 2014, Wells Fund XIII-REIT Joint Venture Partnership (“Fund XIII-REIT Associates”), a joint venture partnership between Wells Real Estate Fund XIII, L.P. (the “Registrant”) and Piedmont Operating Partnership, LP, sold a four-story office building containing approximately 194,000 rentable square feet and located in Hoffman Estates, Illinois (“Two Park Center”) to The Salvation Army, an unaffiliated third party, for a gross sales price of $8,825,000, exclusive of closing costs. The Registrant holds an equity interest of approximately 28.11% in Fund XIII-REIT Associates, which owned 100% of Two Park Center.

As a result of the sale, Fund XIII-REIT Associates received net sale proceeds of approximately $8,391,000, of which approximately $2,359,000 is allocable to the Registrant. During 2013, Fund XIII-REIT Associates recognized an impairment loss of approximately $6,113,800, of which approximately $1,718,600 was allocated to the Registrant, to reduce the carrying value of Two Park Center to its estimated fair value. As a result of additional costs to sell, upon closing the transaction, Fund XIII-REIT Associates recognized an additional loss on sale of approximately $213,000, of which approximately $60,000 is allocable to the Registrant. The loss on sale may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of March 31, 2014	F-2
Pro Forma Statement of Operations for the three months ended March 31, 2014	F-3
Pro Forma Statement of Operations for the year ended December 31, 2013	F-4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Randy A. Simmons Randy A. Simmons Senior Vice President

Date: June 4, 2014

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2013, and in its quarterly report filed on Form 10-Q for the three months ended March 31, 2014.

The following unaudited pro forma balance sheet as of March 31, 2014 has been prepared to give effect to the May 29, 2014 sale of Two Park Center by Wells Fund XIII-REIT Joint Venture Partnership (“Fund XIII-REIT Associates”), a joint venture partnership between the Registrant and Piedmont Operating Partnership, LP, as if the disposition and distribution of net sale proceeds therefrom had occurred on March 31, 2014. The Registrant holds an equity interest of approximately 28.11% in Fund XIII-REIT Associates, which owned 100% of Two Park Center.

The following unaudited pro forma statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 have been prepared to give effect to the sale of Two Park Center as if the disposition had occurred on January 1, 2013.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of Two Park Center had been consummated as of January 1, 2013. Specifically, the accompanying pro forma statements of operations do not include the Registrant's portion of the nonrecurring gain or loss on sale that would have been recognized if the aforementioned property sale had occurred on January 1, 2013.

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
MARCH 31, 2014
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Investment in joint venture	$9,197,025	$(2,429,715)	(b)	$6,767,310
Cash and cash equivalents	4,083,305	2,358,833	(c)	6,442,138
Due from joint ventures	73,512	—		73,512
Other assets	12,980	—		12,980
Total assets	$13,366,822	$(70,882)		$13,295,940

Liabilities:
Accounts payable and accrued expenses	$16,840	$—		$16,840
Due to affiliates	15,546	—		15,546
Total liabilities	32,386	—		32,386

Partners' Capital:
Limited partners:
Class A - 3,213,008 units outstanding	13,334,033	(70,479)	(d)	13,263,554
Class B - 559,040 units outstanding	—	—		—
General partners	403	(403)	(d)	—
Total partners' capital	13,334,436	(70,882)		13,263,554
Total liabilities and partners' capital	$13,366,822	$(70,882)		$13,295,940

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2014.

(b)	Reflects the GAAP-basis of the Registrant's investment in Two Park Center as of March 31, 2014.

(c)	Reflects the Registrant's proportionate share of the assumed distribution of net proceeds from Fund XIII-REIT Associates as a result of the sale of Two Park Center.

(d)
Reflects the Registrant's proportionate share of the pro forma loss allocated from the sale of Two Park Center. The allocation of loss between the limited and general partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014

		Pro Forma Adjustments
	Historical(a)	Two Park Center		Pro Forma Total
Equity in Income of Joint Venture	$12,636	$96,722	(b)	$109,358

General and Administrative Expenses	92,555	—		92,555
Net Income (Loss)	$(79,919)	$96,722		$16,803

Net Income (Loss) Allocated To:
Class A Limited Partners	$(79,120)	$95,755		$16,635
Class B Limited Partners	$—	$—		$—
General Partners	$(799)	$967		$168

Net Income (Loss) Per Weighted-Average Limited Partner Unit:
Class A	$(0.02)	$0.03		$0.01
Class B	$—	$—		$—

Weighted-Average Limited Partner Units Outstanding:
Class A	3,213,008			3,213,008
Class B	559,040			559,040

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the three months ended March 31, 2014.

(b)
Reflects an adjustment to equity in loss of Fund XIII-REIT Associates incurred by the Registrant related to Two Park Center for the three months ended March 31, 2014. The pro forma adjustment represents the Registrant's pro rata share of operating expenses, management and leasing fees, depreciation and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of Two Park Center if the transaction had occurred on January 1, 2013.

WELLS REAL ESTATE FUND XIII, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments
	Historical(a)	Two Park Center		Pro Forma Total
Equity in Income of Joint Venture	$315,438	$78,042	(b)	$393,480

Impairment Loss on Interest in Joint Venture	1,718,600	(1,718,600)	(c)	—

General and Administrative Expenses	178,423	—		178,423
Net Income (Loss)	$(1,581,585)	$1,796,642		$215,057

Net Income (Loss) Allocated To:
Class A Limited Partners	$(1,565,769)	$1,778,676		$212,907
Class B Limited Partners	$—	$—		$—
General Partners	$(15,816)	$17,966		$2,150

Net Income (Loss) Per Weighted-Average Limited Partner Unit:
Class A	$(0.49)	$0.55		$0.06
Class B	$—	$—		$—

Weighted-Average Limited Partner Units Outstanding:
Class A	3,213,008			3,213,008
Class B	559,040			559,040

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2013.

(b)
Reflects an adjustment to equity in loss of Fund XIII-REIT Associates incurred by the Registrant related to Two Park Center for the year ended December 31, 2013. The pro forma adjustment represents the Registrant's pro rata share of rental revenues, less operating expenses, management and leasing fees, depreciation, amortization, and administrative costs. This pro forma adjustment does not include the Registrant's pro rata share of the nonrecurring gain or loss on sale that would have been recognized on the sale of Two Park Center if the transactions had occurred on January 1, 2013

(c)	Reflects an adjustment to impairment loss of Fund XIII-REIT Associates incurred by the Registrant related to Two Park Center for the year ended December 31, 2013.

F-4